UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025

AEON Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40021	85-3940478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Park Plaza

Suite 1750

Irvine, CA 92614

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 354-6499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AEON	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Securities Purchase Agreement

On November 12, 2025, AEON Biopharma, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain investors (the “Investors”) whereby the Company will issue and sell to the Investors in a private placement (the “Private Placement”): (i) shares (the “Shares”) of its Class A common stock, par value $0.0001 per share (the “Common Stock”), (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase shares of Common Stock, (iii) warrants (the “Warrants”) to purchase shares of Common Stock, and (iv) True-Up Warrants (as defined below) to purchase shares of Common Stock. The purchase price to be paid by the Investors will be $0.9116 per Share (or $0.9115 per Pre-Funded Warrant in lieu of Shares).

The first closing of the Private Placement is expected to occur the week of November 17, 2025 (the “First Closing”). At the First Closing, subject to customary closing conditions set forth in the Securities Purchase Agreement, the Company expects to issue and sell 1,964,905 Shares (or Pre-Funded Warrants in lieu of Shares).

The second closing of the Private Placement (the “Second Closing”) is subject to stockholder approval (the “Stockholder Approval”) in accordance with the rules of the NYSE American, consummation of the Exchange (defined below) contemplated by the Term Sheet (defined below) with Daewoong (defined below), and other customary closing conditions set forth in the Securities Purchase Agreement. At the Second Closing, the Company expects to issue and sell 4,616,924 Shares (or Pre-Funded Warrants in lieu of Shares) and 6,581,829 Warrants.

Following the Second Closing and the consummation of the Exchange, the Company has agreed to issue to each Investor that purchases all securities contemplated to be purchased by it pursuant to the Securities Purchase Agreement, a warrant (the “True-Up Warrant)” to purchase the number of shares of Common Stock necessary for the Investor’s Post-Exchange Investment Percentage (as defined in the Securities Purchase Agreement) following the issuance of the Exchange Shares (defined below) to be equal to the Investor’s Pre-Exchange Investment Percentage (as defined in the Securities Purchase Agreement) (rounded down to the nearest whole share of Common Stock), provided, however, that in no event shall the number of shares of Common Stock issuable under an Investor’s True-Up Warrant exceed the total number of Shares or Pre-Funded Warrant Shares (as defined below) issued or issuable to an Investor pursuant to the Securities Purchase Agreement.

Subject to the terms and conditions therein, the Securities Purchase Agreement also grants to the Investors, until such time as the earlier of (i) the date that no Warrants remain outstanding and (ii) the 18-month anniversary of the Second Closing, a right to participate in any financing not registered under the Securities Act and involving the issuance by the Company of Common Stock or Common Stock equivalents for cash.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company and the Investors, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the terms of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Securities Purchase Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Terms of the Pre-Funded Warrants, Warrants and True-Up Warrants

The Pre-Funded Warrants are being offered in lieu of shares of Common Stock and each Pre-Funded Warrant is exercisable for one share of Common Stock at an exercise price of $0.0001 per share. The Pre-Funded Warrants are immediately exercisable after issuance and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

Each Warrant will be exercisable for the number of Shares or Pre-Funded Warrants purchased by each Investor under the Securities Purchase Agreement (but excluding any shares issuable upon the exercise of the True-Up Warrants), at an exercise price of $1.09392 per share and may only be exercised for cash. The Warrants will be immediately exercisable after issuance and will be able to be exercised at any time until the five-year anniversary of the Second Closing.

Each True-Up Warrant will be exercisable for one share of Common Stock at an exercise price of $0.0001 per share. The True-Up Warrants will be immediately exercisable after issuance and will be able to be exercised at any time until all of the True-Up Warrants are exercised in full.

The exercise prices and the number of shares issuable upon exercise of the Pre-Funded Warrants, Warrants and True-Up Warrants are subject to customary adjustments in the case of stock dividends, stock splits, pro rata distributions, and similar events in respect of the Common Stock. In addition, the number of shares of the Common Stock underlying, and the exercise price of, the Warrants is subject to full ratchet antidilution protection and standard adjustments in the event of a share split, reverse share split, share dividend, share combination recapitalization or other similar transaction involving the Common Stock; provided, however, that in no event will the exercise price of the Warrants equal less than $0.30387 per share of Common Stock.

A holder (together with its affiliates) of the Pre-Funded Warrants, Warrants or True-Up Warrants may not exercise any portion of the Pre-Funded Warrants, Warrants or True-Up Warrants to the extent that the holder would own more than 9.99% of the Company’s outstanding Common Stock immediately after exercise, which percentage may be changed at the holder’s election to a lower or higher percentage not in excess of 19.99% upon 61 days’ notice to the Company subject to the terms of the Pre-Funded Warrants, Warrants or True-Up Warrants.

The foregoing descriptions of the terms and conditions of the Pre-Funded Warrants, Warrants and True-Up Warrants do not purport to be complete and are qualified in their entirety by the full text of the form of Pre-Funded Warrants, Warrants and True-Up Warrant, which are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated by reference herein.

Registration Rights Agreement

In connection with the Private Placement, the Company will enter into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”), pursuant to which the Company will agree to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission (the “SEC”), covering the resale of the Shares and the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants, Warrants and True-Up Warrants no later than 20 days following the earlier of the Second Closing or the termination of the Securities Purchase Agreement after the First Closing and prior to the Second Closing (the “Filing Deadline”), and to use reasonable best efforts to have the registration statement declared effective within a specified period after the Filing Deadline.

The foregoing description of the terms of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement attached hereto as Exhibit 10.2 and incorporated by reference herein.

Term Sheet for Convertible Note Exchange

On November 12, 2025, the Company entered into a binding term sheet (the “Term Sheet”) with Daewoong Pharmaceutical Co, Ltd. (“Daewoong”) relating to the exchange (the “Exchange”) of the outstanding senior secured convertible notes of the Company held by Daewoong (the “Existing Notes”) for (1) a new senior secured convertible note due 2030 of the Company, in a principal amount of $1.5 million (the “New Note”), (2) a number of shares Common Stock or Pre-Funded Warrants (collectively, the “Exchange Shares”) equal to the result of (i) the current amount due on the Existing Notes (principal plus accrued interest as calculated in accordance with the Existing Notes) less the New Note, being (ii) divided by $1.00 and (iii) then multiplied by 1.3, and (3) warrants (the “Daewoong Warrants”) to purchase 8 million shares of Common Stock. The Company estimates that the number of Exchange Shares will be approximately 23,103,694, assuming the shareholder vote to approve the Exchange occurs on January 15, 2026. The Daewoong Warrants, which will be on the same terms as the Warrants issued in connection with the Private Placement, will also be exercisable at an exercise price of $1.09392 per share and may only be exercised for cash. The Daewoong Warrants will be immediately exercisable after issuance and will be able to be exercised at any time until the five-year anniversary of the Second Closing.

The Company and Daewoong expect to enter into an exchange agreement relating to the Exchange at a later date. The consummation of the Exchange will be subject to stockholder approval in accordance with the rules of the NYSE American and is expected to be subject to other customary closing conditions.

The foregoing description of the terms of the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Sheet attached hereto as Exhibit 10.3 and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 relating to the Private Placement and the Exchange is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Investors in the Securities Purchase Agreement, the offering and sale of the securities described above are being offered and sold in a private placement under Section 4(a)(2) of the Securities Act, and have not been registered under the Securities Act, or applicable state securities laws. Accordingly, such securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this communication regarding the Company’s business strategy, plans, goal, and objectives are forward-looking statements, including without limitation statements regarding the Company’s ability to consummate the Private Placement or Exchange as contemplated by the Securities Purchase Agreement or the exchange agreement. When used in this Current Report, the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “seek,” “budget,” “target,” “aim,” “strategy,” “plan,” “guidance,” “outlook,” “intent,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to the inability to close the proposed Private Placement or Exchange due to the failure to obtain stockholder approval or the failure to satisfy other conditions to closing of the proposed Private Placement or Exchange and other risks and uncertainties set forth in the Company’s filings with the SEC from time to time. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in any forward-looking statements. These risks are not exhaustive and the information in this Current Report may be subject to additional risks. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as to the date of this communication.

For additional information regarding these various factors, you should carefully review the risk factors and other disclosures in the Company’s Form 10-K for the fiscal year ended December 31, 2024, filed on March 24, 2025. Any forward-looking statements are given only as of the date hereof. Except as required by law, the Company expressly disclaims any obligation to update or revise any such forward-looking statements. Additionally, the Company undertakes no obligation to comment on third party analyses or statements regarding the Company’s actual or expected financial or operating results or its securities.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This communication is not intended to nor does it constitute an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of obtaining stockholder approval in connection with the Private Placement and Exchange. In connection with obtaining stockholder approval, the Company expects to file a proxy statement on Schedule 14A and other relevant materials with the SEC. This communication does not constitute a solicitation of any vote or approval. SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE SECURITIES PURCHASE AGREEMENT, THE EXCHANGE AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE PRIVATE PLACEMENT AND EXCHANGE. Copies of the proxy statement and other relevant materials and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, stockholders may obtain free copies of the proxy statement and other relevant materials through the website maintained by the SEC at http://www.sec.gov. or by directing a request to: AEON Biopharma, Inc., 5 Park Plaza, Suite 1750, Irvine, CA 92614 or via email at investor.relations@aeonbiopharma.com.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the stockholder approval needed for the Private Placement and the Exchange. Information about the directors and executive officers of the Company is set forth in the Company's Schedule 14A filed with the SEC on April 29, 2025. Other information regarding the persons who may be deemed participants in the proxy solicitations in connection with the Private Placement or Exchange, and a description of any interests that they have in the Private Placement or Exchange, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant.
4.2	Form of Warrant.
4.3	Form of True-Up Warrant.
10.1	Securities Purchase Agreement, dated November 12, 2025, by and among AEON Biopharma, Inc. and the several investors signatory thereto.
10.2	Form of Registration Rights Agreement to be entered by and among AEON Biopharma, Inc. and the several investors signatory thereto.
10.3	Term Sheet, dated November 12, by and between AEON Biopharma, Inc. and Daewoong Pharmaceutical Co., Ltd
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEON Biopharma, Inc.
Date: November 13, 2025	By:	/s/ Robert Bancroft
Robert Bancroft
Chief Executive Officer